UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2006

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)     On July 5, 2006, Gina Gutzeit relinquished her role as Interim Chief Financial Officer of Savient Pharmaceuticals, Inc. (the “Company”).

(c)      On July 5, 2006, Brian J. Hayden was appointed Senior Vice President – Chief Financial Officer & Treasurer of the Company.

A copy of Mr. Hayden’s Employment Agreement and press release announcing his appointment are attached as Exhibits 10.1 and 99.1, respectively, to the Company’s Current Report on Form 8-K filed on July 11, 2006, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c)      Exhibits

None.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: July 11, 2006	By: /s/ Philip K. Yachmetz
Philip K. Yachmetz Executive Vice President & Chief Business Officer